MASTER SERVICER'S CERTIFICATE

               (Delivered pursuant to Section 4.9

          of the Master Sale and Servicing Agreement)







                 HOUSEHOLD FINANCE CORPORATION,

                          Master Servicer

             HOUSEHOLD AUTO RECEIVABLES CORPORATION



             HOUSEHOLD AUTOMOBILE REVOLVING TRUST I



          Class A, B-1, B-2 and C Notes, Series 1998-1



     The undersigned, a duly authorized representative of Household
Finance
Corporation, as Master Servicer (the "Servicer"), pursuant to the amended and restated
Master Sale and Servicing Agreement, dated as of November 1, 1998, by and among the
Servicer, Household Automobile Revolving Trust I, as Issuer (the "Issuer"), Household Auto
Receivables Corporation, as Seller (the "Seller"), The Chase Manhattan Bank, as Indenture
Trustee (the "Indenture Trustee") and Wilmington Trust Company, as Owner Trustee, does hereby certify with respect to the information set forth below as follows:

1. Capitalized terms used in this Certificate shall have the respective meanings set forth in the Master Sale and Servicing Agreement and Series 1998-1 Supplement, dated as of
       November 1, 1998, by and among the Servicer, Issuer, Seller, Indenture Trustee and
       Wilmington Trust Company, as Owner Trustee.

2. Household Finance Corporation is, as of the date hereof, the Servicer under the Master Sale and Servicing Agreement.


3.   The undersigned is a Servicing Officer.

4. This Certificate relates to the Distribution Date occurring on July 19, 1999

5.  Series 1998-1 Information

(a)  The amount of Collected Funds with respect to the
   $31,863,896.53
        Collection Period was equal to
        (i) The Gross Cash Yield
         19.1877%


(b)  The amount of Available Funds with respect to the
    31,863,896.53
        Collection Period was equal to

(c)  The  Liquidated Receivables for the Collection Period was
     6,243,101.99
        equal to

(d)  Net Liquidation Proceeds for the Collection Period was
     3,221,064.75
        equal to
        (i) The annualized net default rate
          5.2257%

(e)  The principal balance of Series 1998-1 Receivables at the beginning
        of the Collection Period was equal to
   693,960,885.00

(f)  The principal balance of Series 1998-1 Receivables on the last day
        of the Collection Period was equal to
   670,442,352.07

(g)  The aggregate outstanding  balance of the Series 1998-1
Receivables which were one
        payment (1-29 days) delinquent as of the close of business on the last day of the
        Collection Period with respect to such Distribution Date
    27,008,000.00
        was equal to

(h)  The aggregate outstanding  balance of the Series 1998-1
Receivables which were two
        payments (30-59 days) delinquent as of the close of
business on the last day of the
        Collection Period with respect to such Distribution Date
    10,000,000.00
        was equal to

(i)  The aggregate outstanding  balance of the Series 1998-1
Receivables which were three or
        more payments (60+ days) delinquent as of the close of
business on the last day of the
        Collection Period with respect to such Distribution Date
     5,292,000.00
        was equal to

(j)  The Base Servicing Fee paid on the Distribution Date was
     1,734,902.21
        equal to

(k)  The Principal Distributable Amount for the Distribution
    20,990,290.64
        Date was equal to

(l)  The Principal Amount Available for the Distribution Date
    28,476,209.30
        was equal to

(m)  The Aggregate Note Principal Balance is equal to
   619,360,089.86

(n)  The Aggregate Optimal Note Balance is equal to
   598,369,799.22

(o)  The Targeted Overcollateralization Amount is equal to
    72,072,552.85

(p)  The Targeted Credit Enhancement Amount is equal to
    92,185,823.41

(q)  The Targeted Reserve Account Balance is equal to
    20,113,270.56

(r)  The Reserve Account Deposit Amount for the Distribution Date
             0.00

(s)  The Maximum Reserve Account Deposit Amount for the
     4,957,676.37
        Distribution Date

(t)  The Reserve Account Shortfall for the Distribution Date
             0.00

(u)  The amount on deposit in the Reserve Account after
    20,113,270.56
        distributions is equal to

(v)  The notional amount of the Interest Rate Cap was equal to
   223,832,000.00

(w)  Payments received under the Interest Rate Cap were equal to
             0.00

(x)  Libor Rate used in determining payments received under the
        Interest Rate Cap was equal to
        5.000000%

6.  Noteholder Information
        (a) Class A-1

        (i)  The Class A Interest Distributable Amount with
        15,181.06
                respect to Class A-1 was equal to

        (ii) The Class A-1 interest paid on the Distribution Date
        15,181.06
                was equal to

        (iii)The Class A Interest Carryover Shortfall with
             0.00
                respect to Class A-1 was equal to

        (iv) The Class A-1 unpaid interest with respect to the
             0.00
                Distribution Date was equal to

        (v)  The Class A-1 aggregate principal amount at the
beginning
                of the Distribution Date was equal to
     3,204,256.75

        (vi) The Class A-1 aggregate principal amount at the end
                of the Distribution Date was equal to
             0.00

        (vii)The Class A Principal Distributable Amount with
     3,204,256.75
                respect to Class A-1 was equal to

        (viii)The Class A-1 principal distribution was equal to
     3,204,256.75

        (ix) The ending Class A-1 Notes as a percentage of the
                Pool Balance on the Distribution Date was equal to
       0.000000%

        (x)  The ending Class A Notes as a percentage of the Pool

                Balance on the Distribution Date was equal to
       53.524333%

(b) Class A-2
        (i)  The Class A Interest Distributable Amount with
      264,672.00
                respect to Class A-2 was equal to

        (ii) The Class A-2 interest paid on the Distribution Date
      264,672.00
                was equal to

        (iii)The Class A Interest Carryover Shortfall with
            0.00
                respect to Class A-2 was equal to

        (iv) The Class A-2 unpaid interest with respect to the
            0.00
                Distribution Date was equal to

      (v)  The Class A-2 aggregate principal amount at the
                beginning of the Distribution Date was equal to
   54,000,000.00

      (vi)  The Class A-2 aggregate principal amount at the end
of the Distribution Date
                  was equal to
   54,000,000.00

      (vii)  The Class A Principal Distributable Amount with
            0.00
respect to Class A-2 was equal to

      (viii)  The Class A-2 principal distribution was equal to
            0.00

      (ix)  The Class A Principal Carryover Shortfall with
            0.00
                respect to Class A-2 was equal to

      (x)  The Class A-2 unpaid principal with respect to the
            0.00
                Distribution Date was equal to

      (xi)  The ending Class A-2 Notes as a percentage of the
                Pool Balance on the Distribution Date was equal to
      8.054384%

      (xii)  The ending Class A Notes as a percentage of the
                Pool Balance on the Distribution Date was equal to
     53.524333%

(c) Class A-3
      (i)  The Class A Interest Distributable Amount with
      692,755.56
                respect to Class A-3 was equal to

      (ii) The Class A-3 interest paid on the Distribution Date
      692,755.56
                was equal to

      (iii)The Class A Interest Carryover Shortfall with
            0.00
                respect to Class A-3 was equal to

      (iv) The Class A-3 unpaid interest with respect to the
            0.00
                Distribution Date was equal to

      (v)  The Class A-3 aggregate principal amount at the
                beginning of the Distribution Date was equal to
  143,000,000.00

      (vi) The Class A-3 aggregate principal amount at the end
                of the Distribution Date was equal to
  143,000,000.00

      (vii)The Class A Principal Distributable Amount with
            0.00
                respect to Class A-3 was equal to

      (viii)The Class A-3 principal distribution was equal to
            0.00

      (ix)  The Class A Principal Carryover Shortfall with
            0.00
                respect to Class A-3 was equal to

      (x)   The Class A-3 unpaid principal with respect to the
            0.00
                Distribution Date was equal to

      (xi)  The ending Class A-3 Notes as a percentage of the
                Pool Balance on the Distribution
                Date was equal to
      21.329201%

      (xii)  The ending Class A Notes as a percentage of the
                Pool Balance on the Distribution Date was equal to
     53.524333%

(d) Class A-4
      (i)  The Class A Interest Distributable Amount with
      395,178.67
                respect to Class A-4 was equal to

      (ii)  The Class A-4 interest paid on the Distribution Date
      395,178.67
                was equal to

      (iii) The Class A Interest Carryover Shortfall with
            0.00
                respect to Class A-4 was equal to


      (iv)  The Class A-4 unpaid interest with respect to the
            0.00
                Distribution Date was equal to

      (v)  The Class A-4 aggregate principal amount at the
                beginning of the Distribution Date was equal to
   80,832,000.00

      (vi)  The Class A-4 aggregate principal amount at the end
                of the Distribution Date was equal to
   80,832,000.00

      (vii)  The Class A Principal Distributable Amount with
            0.00
                respect to Class A-4 was equal to

      (viii)  The Class A-4 principal distribution was equal to
            0.00

      (ix)  The Class A Principal Carryover Shortfall with
             0.00
                respect to Class A-4 was equal to

      (x)  The Class A-4 unpaid principal with respect to the
             0.00
                Distribution Date was equal to

      (xi)  The ending Class A-4 Notes as a percentage of the
                Pool Balance on the Distribution Date was equal to
     12.056518%

      (xii)  The ending Class A Notes as a percentage of the
                Pool Balance on the Distribution Date was equal to
     53.524333%

(e) Class A-5
      (i)  The Class A Interest Distributable Amount with
      394,840.05
                respect to Class A-5 was equal to

      (ii)  The Class A-5 interest paid on the Distribution Date
      394,840.05
                was equal to

      (iii)  The Class A Interest Carryover Shortfall with
            0.00
                respect to Class A-5 was equal to

      (iv)  The Class A-5 unpaid interest with respect to the
            0.00
                Distribution Date was equal to

      (v)  The Class A-5 aggregate principal amount at the
                beginning of the Distribution Date was equal to
   83,859,833.12

      (vi)  The Class A-5 aggregate principal amount at the end
                of the Distribution Date was equal to
   81,017,799.38

      (vii)  The Class A-5 Principal Distributable Amount was
    2,842,033.74
                equal to

      (viii)  The Class A-5 principal distribution was equal to
    2,842,033.74

      (ix)  The Class A-5 Principal Carryover Shortfall was equal
            0.00

      (x)  The Class A-5 unpaid principal with respect to the
             0.00
                Distribution Date was equal to

      (xi)  The ending Class A-5 Notes as a percentage of the
                Pool Balance on the Distribution Date was equal to
     12.084231%

      (xii)  The ending Class A Notes as a percentage of the
                Pool Balance on the Distribution Date was equal to
     53.524333%

(f) Class B-1
      (i)  The Class B-1 Interest Distributable Amount was equal to
    521,340.75

      (ii)  The Class B-1 interest paid on the Distribution Date
      521,340.75
                was equal to

      (iii)  The Class B-1 Interest Carryover Shortfall was equal
to           0.00

      (iv)  The Class B-1 unpaid interest with respect to the
            0.00
                Distribution Date was equal to

      (v)  The Class B-1 aggregate principal amount at the
beginning of
                the Distribution Date was equal to
   99,303,000.00

      (vi)  The Class B-1 aggregate principal amount at the end
                of the Distribution Date was equal to
   99,303,000.00

      (vii)  The Class B-1 Principal Distributable Amount was equal
to         0.00

      (viii)  The Class B-1 principal distribution was equal to
            0.00

      (ix)  The Class B-1 Principal Carryover Shortfall was equal
            0.00

      (x)  The Class B-1 unpaid principal with respect to the
             0.00
                Distribution Date was equal to

      (xi) The ending Class B-1 Notes as a percentage of the Pool Balance on the Distribution Date was equal to
      14.811564%

      (xii)  The ending Class A and B-1 Notes as a percentage of the
                Pool Balance on the Distribution Date was equal to
     68.335898%

(g) Class B-2
      (i)  The Class B-2 Interest Distributable Amount was equal to
    503,136.00

      (ii)  The Class B-2 interest paid on the Distribution Date
      503,136.00
                was equal to

      (iii)  The Class B-2 Interest Carryover Shortfall was equal
to           0.00

      (iv)  The Class B-2 unpaid interest with respect to the
            0.00
                Distribution Date was equal to

      (v)  The Class B-2 aggregate principal amount at the
                beginning of the Distribution Date was equal to
   94,338,000.00

      (vi)  The Class B-2 aggregate principal amount at the end
                of the Distribution Date was equal to
   90,939,486.97

      (vii) The Class B-2 Principal Distributable Amount was equal to 3,398,513.03

      (viii)  The Class B-2 principal distribution was equal to
    3,398,513.03

      (ix)  The Class B-2 Principal Carryover Shortfall was equal
            0.00

      (x)  The Class B-2 unpaid principal with respect to the
             0.00
                Distribution Date was equal to

      (xi) The ending Class B-2 Notes as a percentage of the Pool Balance on the Distribution Date was equal to
      13.564102%

      (xii)  The ending Class A, B-1 and B-2 Notes as a percentage of the
                Pool Balance on the Distribution Date was equal to
     81.900000%

(g) Class C
      (i)  The Class C Interest Distributable Amount was equal to
      329,457.92

      (ii)  The Class C interest paid on the Distribution Date
      329,457.92
                was equal to

      (iii)  The Class C Interest Carryover Shortfall was equal to
           0.00

      (iv)  The Class C unpaid interest with respect to the
            0.00
                Distribution Date was equal to

      (v)  The Class C aggregate principal amount at the beginning of
                the Distribution Date was equal to
   60,823,000.00

      (vi)  The Class C aggregate principal amount at the end of the
                Distribution Date was equal to
   49,277,512.88

      (vii)  The Class C Principal Distributable Amount was equal to  11,545,487.12

      (viii)  The Class C principal distribution was equal to
   11,545,487.12

      (ix)  The Class C Principal Carryover Shortfall was equal to
           0.00

     (x)  The Class C unpaid principal with respect to the
            0.00
                Distribution Date was equal to

      (xi)  The ending Class C Notes as a percentage of the Pool
Balance
                on the Distribution Date was equal to
       7.350000%

      (xii)  The ending Class A, B-1, B-2 and C Notes as a
percentage of the
                Pool Balance on the Distribution Date was equal to
     89.250000%

(h) Overcollateralization
     (i)  The ending overcollateralization was equal to
   72,072,552.85

     (ii)  The ending overcollateralization as a percentage of the
Pool
                Balance on the Distribution Date was equal to
      10.750000%

7. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Master
        Sale and Servicing Agreement through the Collection Period with respect to such Distribution Date or, if there has been a default in the performance of any such obligation, has set forth in detail (i) the nature of such default, (ii) the action taken by the Seller and Servicer, if any, to remedy such default and (iii) the current status of each such default;
        if applicable, insert "None".
           None

8. As of the date hereof, to the best knowledge of the undersigned, no lien has been placed on any of the Series 1998-1 Receivables other than pursuant to the Basic Documents (or if there is a lien, such lien consists of:
        ______________________).

9. The amounts specified to be deposited into and withdrawn from the Collection
        Account, as well as the amounts specified to be paid to the Issuer, the Servicer, the Noteholders and the Certficateholder are all in accordance with the requirements of the Master Sale and Servicing
Agreement.


IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this July 16, 1999




HOUSEHOLD FINANCE CORPORATION
as Servicer


By:
Name:     Steven H. Smith
Title:    Servicing Officer





HOUSEHOLD AUTOMOBILE REVOLVING TRUST I
SERIES 1998-1

Collection Period
        06/30/99
Distribution Date
        07/19/99


CLASS A-1 NOTEHOLDER'S STATEMENT

A.   Information Regarding Distributions
   1.   Total distribution per $1,000
     23.09993401
   2.   Principal distribution per $1,000
     22.99100773
   3.   Interest distribution per $1,000
     0.108926285

B.  Calculation of Class A-1 Interest
   1.   Class A-1 related Note Rate
       5.330000%
   2.   Class A-1 principal balance - beginning of period
   $3,204,256.75
   3.   Accrual convention
      Actual/360
   4.   Days in Interest Period
              32

   5.   Class A-1 interest due
      $15,181.06
   6.   Class A-1 interest paid
      $15,181.06
   7.   Class A Interest Carryover Shortfall with respect to
           $0.00
        Class A-1
   8.   Class A-1 unpaid interest with respect to the
           $0.00
        Distribution Date

C.  Calculation of Class A-1 principal balance
   1.  Class A-1 principal balance - beginning of period
   $3,204,256.75
   2.  Class A-1 principal - amount due
   $3,204,256.75
   3.  Class A-1 principal - amount paid
   $3,204,256.75
   4.  Class A-1 principal balance - end of period
           $0.00
   5.  Class A Principal Carryover Shortfall with respect to
           $0.00
       Class A-1
   6.  Class A-1 unpaid principal with respect to the
           $0.00
       Distribution Date
   7.  Class A-1 Notes as a percentage of the Pool Balance on
       0.000000%
       the Distribution Date
   8.  Total Class A Notes as a percentage of the Pool Balance
      53.524333%
       on the Distribution Date

D.  Performance of Trust
   1.  Available Funds for Distribution Date
  $31,863,896.53

   2.  Delinquent  Balances
     (a)  1-29 Days Delinquent
  $27,008,000.00
          % Of  Receivables
       4.028385%
     (b)  30-59 Days Delinquent
  $10,000,000.00
          % Of  Receivables
       1.491553%
     (c)  60+ Days Delinquent
   $5,292,000.00
          % Of  Receivables
       0.789330%

   3.  Aggregate losses for Collection Period less Net
   $3,022,037.24
        Liquidation Proceeds

   4.  (a)  Base Servicing Fee paid on the Distribution Date
   $1,734,902.21
       (b)  Base Servicing Fee paid for the Distribution Date
     224.825535%
                per $1,000

   5.  Pool Balance on the Accounting Date
 $670,442,352.07

   6.  Reserve Account
        (a)  Targeted Reserve Account Balance
  $20,113,270.56
        (b)  Amount on deposit in the Reserve Account
  $20,113,270.56

   7.  Payments received under the Interest Rate Cap
           (a)  The notional amount of the Interest Rate Cap
 $223,832,000.00
           (b)  Current Libor
       5.000000%
           (c)  Cap Rate
       6.250000%
           (d)  Excess
              NA
           (e)  Day convention
      Actual/360
           (f)   Days in Interest Period
              32
           (g)  Payments received under the Interest Rate Cap
               0

   8.  (a)  Weighted Average Coupon (WAC)
      19.693600%
         (b)  Weighted Average Remaining Maturity (WAM)
              48



HOUSEHOLD AUTOMOBILE REVOLVING TRUST I
SERIES 1998-1

Collection Period
        06/30/99
Distribution Date
        07/19/99


CLASS A-2 NOTEHOLDER'S STATEMENT

A.   Information Regarding Distributions
   1.   Total distribution per $1,000
     4.901333333
   2.   Principal distribution per $1,000
               0
   3.   Interest distribution per $1,000
     4.901333333

B.  Calculation of Class A-2 Interest
   1.   Class A-2 related Note Rate
       5.514000%
   2.   Class A-2 principal balance - beginning of period
  $54,000,000.00
   3.   Accrual convention
      Actual/360
   4.   Days in Interest Period
              32

   5.   Class A-2 interest due
     $264,672.00
   6.   Class A-2 interest paid
     $264,672.00
   7.   Class A Interest Carryover Shortfall with respect to
           $0.00
        Class A-2
   8.   Class A-2 unpaid interest with respect to the
           $0.00
        Distribution Date

C.  Calculation of Class A-2 principal balance
   1.  Class A-2 principal balance - beginning of period
  $54,000,000.00
   2.  Class A-2 principal - amount due
           $0.00
   3.  Class A-2 principal - amount paid
           $0.00
   4.  Class A-2 principal balance - end of period
  $54,000,000.00
   5.  Class A Principal Carryover Shortfall with respect to
           $0.00
       Class A-2
   6.  Class A-2 unpaid principal with respect to the
           $0.00
       Distribution Date
   7.  Class A-2 Notes as a percentage of the Pool Balance on
       8.054384%
       the Distribution Date
   8.  Total Class A Notes as a percentage of the Pool Balance
      53.524333%
       on the Distribution Date

D.  Performance of Trust
   1.  Available Funds For Distribution Date
  $31,863,896.53

   2.  Delinquent  Balances
     (a)  1-29 Days Delinquent
  $27,008,000.00
          % Of  Receivables
       4.028385%
     (b)  30-59 Days Delinquent
  $10,000,000.00
          % Of  Receivables
       1.491553%
     (c)  60+ Days Delinquent
   $5,292,000.00
          % Of  Receivables
       0.789330%

   3.  Aggregate losses for Collection Period less Net
   $3,022,037.24
        Liquidation Proceeds

   4.  (a)  Base Servicing Fee paid on the Distribution Date
   $1,734,902.21
       (b)  Base Servicing Fee paid for the Distribution Date
     224.825535%
                per $1,000

   5.  Pool Balance on the Accounting Date
 $670,442,352.07

   6.  Reserve Account
        (a)  Targeted Reserve Account Balance
  $20,113,270.56
        (b)  Amount on deposit in the Reserve Account
  $20,113,270.56

   7.  Payments received under the Interest Rate Cap
           (a)  The notional amount of the Interest Rate Cap
 $223,832,000.00
           (b)  Current Libor
       5.000000%
           (c)  Cap Rate
       6.250000%
           (d)  Excess
              NA
           (e)  Day convention
      Actual/360
           (f)  Days in Interest Period
              32
           (g)  Payments received under the Interest Rate Cap
               0

   8.  (a)  Weighted Average Coupon (WAC)
      19.693600%
       (b)  Weighted Average Remaining Maturity (WAM)
              48




HOUSEHOLD AUTOMOBILE REVOLVING TRUST I
SERIES 1998-1

Collection Period
        06/30/99
Distribution Date
        07/19/99


CLASS A-3 NOTEHOLDER'S STATEMENT

A.   Information Regarding Distributions
   1.   Total distribution per $1,000
     4.844444444
   2.   Principal distribution per $1,000
               0
   3.   Interest distribution per $1,000
     4.844444444

B.  Calculation of Class A-3 Interest
   1.    Calculation of Class A-3 Note Rate
          (a)  Libor
       5.000000%
          (b)  Spread
       0.450000%
          (c)  Class A-3 related Note Rate
       5.450000%
   2.    Class A-3 principal balance - beginning of period
 $143,000,000.00
   3.    Accrual convention
      Actual/360
   4.    Days in Interest Period
              32
   5.   Class A-3 interest due
     $692,755.56
   6.   Class A-3 interest paid
     $692,755.56
   7.   Class A Interest Carryover Shortfall with respect to
           $0.00
        Class A-3
   8.   Class A-3 unpaid interest with respect to the
           $0.00
        Distribution Date

C.  Calculation of Class A-3 principal balance
   1.  Class A-3 principal balance - beginning of period
 $143,000,000.00
   2.  Class A-3 principal - amount due
           $0.00
   3.  Class A-3 principal - amount paid
           $0.00
   4.  Class A-3 principal balance - end of period
 $143,000,000.00
   5.  Class A Principal Carryover Shortfall with respect to
           $0.00
       Class A-3
   6.  Class A-3 unpaid principal with respect to the
           $0.00
       Distribution Date
   7.  Class A-3 Notes as a percentage of the Pool Balance on
      21.329201%
       the Distribution Date
   8.  Total Class A Notes as a percentage of the Pool Balance
      53.524333%
       on the Distribution Date

D.  Performance of Trust
   1.  Collected Funds
  $31,863,896.53

   2.  Delinquent  Balances
     (a)  1-29 Days Delinquent
  $27,008,000.00
          % Of  Receivables
       4.028385%
     (b)  30-59 Days Delinquent
  $10,000,000.00
          % Of  Receivables
       1.491553%
     (c)  60+ Days Delinquent
   $5,292,000.00
          % Of  Receivables
       0.789330%

   3.  Aggregate losses for Collection Period less Net
   $3,022,037.24
        Liquidation Proceeds

   4.  (a)  Base Servicing Fee paid on the Distribution Date
   $1,734,902.21
       (b)  Base Servicing Fee paid for the Distribution Date
     224.825535%
                per $1,000

   5.  Pool Balance on the Accounting Date
 $670,442,352.07

   6.  Reserve Account
        (a)  Targeted Reserve Account Balance
  $20,113,270.56
        (b)  Amount on deposit in the Reserve Account
  $20,113,270.56

   7.  Payments received under the Interest Rate Cap
           (a)  The notional amount of the Interest Rate Cap
 $223,832,000.00
           (b)  Current Libor
       5.000000%
           (c)  Cap Rate
       6.250000%
           (d)  Excess
              NA
           (e)  Day convention
      Actual/360
           (f)  Days in Interest Period
              32
           (g)  Payments received under the Interest Rate Cap
           $0.00

   8.  (a)  Weighted Average Coupon (WAC)
      19.693600%
       (b)  Weighted Average Remaining Maturity (WAM)
              48




HOUSEHOLD AUTOMOBILE REVOLVING TRUST I
SERIES 1998-1

Collection Period
        06/30/99
Distribution Date
        07/19/99


CLASS A-4 NOTEHOLDER'S STATEMENT

A.   Information Regarding Distributions
   1.   Total distribution per $1,000
     4.888888889
   2.   Principal distribution per $1,000
               0
   3.   Interest distribution per $1,000
     4.888888889

B.  Calculation of Class A-4 Interest
   1.    Calculation of Class A-4 related Note Rate
          (a)  Libor
       5.000000%
          (b)  Spread
       0.500000%
          (c)  Class A-4 related Note Rate
       5.500000%
   2.    Class A-4 principal balance - beginning of period
  $80,832,000.00
   3.    Accrual convention
      Actual/360
   4.    Days in Interest Period
              32
   5.   Class A-4 interest due
     $395,178.67
   6.   Class A-4 interest paid
     $395,178.67
   7.   Class A Interest Carryover Shortfall with respect to
           $0.00
        Class A-4
   8.   Class A-4 unpaid interest with respect to the
           $0.00
        Distribution Date

C.  Calculation of Class A-4 principal balance
   1.  Class A-4 principal balance - beginning of period
  $80,832,000.00
   2.  Class A-4 principal - amount due
           $0.00
   3.  Class A-4 principal - amount paid
           $0.00
   4.  Class A-4 principal balance - end of period
  $80,832,000.00
   5.  Class A Principal Carryover Shortfall with respect to
           $0.00
       Class A-4
   6.  Class A-4 unpaid principal with respect to the
           $0.00
       Distribution Date
   7.  Class A-4 Notes as a percentage of the Pool Balance on
      12.056518%
       the Distribution Date
   8.  Total Class A Notes as a percentage of the Pool Balance
      53.524333%
       on the Distribution Date

D.  Performance of Trust
   1.  Collected Funds
  $31,863,896.53

   2.  Delinquent  Balances
     (a)  1-29 Days Delinquent
  $27,008,000.00
          % Of  Receivables
       4.028385%
     (b)  30-59 Days Delinquent
  $10,000,000.00
          % Of  Receivables
       1.491553%
     (c)  60+ Days Delinquent
   $5,292,000.00
          % Of  Receivables
       0.789330%

   3.  Aggregate losses for Collection Period less Net
   $3,022,037.24
        Liquidation Proceeds

   4.  (a)  Base Servicing Fee paid on the Distribution Date
   $1,734,902.21
       (b)  Base Servicing Fee paid for the Distribution Date
     224.825535%
                per $1,000

   5.  Pool Balance on the Accounting Date
 $670,442,352.07

   6.  Reserve Account
        (a)  Targeted Reserve Account Balance
  $20,113,270.56
        (b)  Amount on deposit in the Reserve Account
  $20,113,270.56

   7.  Payments received under the Interest Rate Cap
           (a)  The notional amount of the Interest Rate Cap
 $223,832,000.00
           (b)  Current Libor
       5.000000%
           (c)  Cap Rate
       6.250000%
           (d)  Excess
              NA
           (e)  Day convention
      Actual/360
           (f)  Days in Interest Period
              32
           (g)  Payments received under the Interest Rate Cap
               0

   8.  (a)  Weighted Average Coupon (WAC)
      19.693600%
       (b)  Weighted Average Remaining Maturity (WAM)
              48




HOUSEHOLD AUTOMOBILE REVOLVING TRUST I
SERIES 1998-1

Collection Period
        06/30/99
Distribution Date
        07/19/99


CLASS A-5 NOTEHOLDER'S STATEMENT

A.   Information Regarding Distributions
   1.   Total distribution per $1,000
     32.36873784
   2.   Principal distribution per $1,000
     28.42033736
   3.   Interest distribution per $1,000
     3.948400476

B.  Calculation of Class A-5 Interest
   1.   Class A-5 related Note Rate
       5.650000%
   2.   Class A-5 principal balance - beginning of period
  $83,859,833.12
   3.   Accrual convention
          30/360
   4.   Days in Interest Period
              32
   5.   Class A-5 interest due
     $394,840.05
   6.   Class A-5 interest paid
     $394,840.05
   7.   Class A Interest Carryover Shortfall with respect to
           $0.00
        Class A-5
   8.   Class A-5 unpaid interest with respect to the
           $0.00
        Distribution Date

C.  Calculation of Class A-5 principal balance
   1.  Class A-5 principal balance - beginning of period
  $83,859,833.12
   2.  Class A-5 principal - amount due
   $2,842,033.74
   3.  Class A-5 principal - amount paid
   $2,842,033.74
   4.  Class A-5 principal balance - end of period
  $81,017,799.38
   5.  Class A-5 Principal Carryover Shortfall
           $0.00
   6.  Class A-5 unpaid principal with respect to the
           $0.00
       Distribution Date
   7.  Class A-5 Notes as a percentage of the Pool Balance on
      12.084231%
       the Distribution Date
   8.  Total Class A Notes as a percentage of the Pool Balance
      53.524333%
       on the Distribution Date

D.  Performance of Trust
   1.  Collected Funds
  $31,863,896.53

   2.  Delinquent  Balances
     (a)  1-29 Days Delinquent
  $27,008,000.00
          % Of  Receivables
       4.028385%
     (b)  30-59 Days Delinquent
  $10,000,000.00
          % Of  Receivables
       1.491553%
     (c)  60+ Days Delinquent
   $5,292,000.00
          % Of  Receivables
       0.789330%

   3.  Aggregate losses for Collection Period less Net
   $3,022,037.24
        Liquidation Proceeds

   4.  (a)  Base Servicing Fee paid on the Distribution Date
   $1,734,902.21
       (b)  Base Servicing Fee paid for the Distribution Date
     224.825535%
                per $1,000

   5.  Pool Balance on the Accounting Date
 $670,442,352.07

   6.  Reserve Account
        (a)  Targeted Reserve Account Balance
  $20,113,270.56
        (b)  Amount on deposit in the Reserve Account
  $20,113,270.56

   7.  Payments received under the Interest Rate Cap
           (a)  The notional amount of the Interest Rate Cap
 $223,832,000.00
           (b)  Current Libor
       5.000000%
           (c)  Cap Rate
       6.250000%
           (d)  Excess
              NA
           (e)  Day convention
      Actual/360
           (f)  Days in Interest Period
              32
           (g)  Payments received under the Interest Rate Cap
               0

   8.  (a)  Weighted Average Coupon (WAC)
      19.693600%
       (b)  Weighted Average Remaining Maturity (WAM)
              48


HOUSEHOLD AUTOMOBILE REVOLVING TRUST I
SERIES 1998-1

Collection Period
        06/30/99
Distribution Date
        07/19/99


CLASS B-1 NOTEHOLDER'S STATEMENT

A.   Information Regarding Distributions
   1.   Total distribution per $1,000
        5.250000
   2.   Principal distribution per $1,000
        0.000000
   3.   Interest distribution per $1,000
        5.250000

B.  Calculation of Class B-1 Interest
   1.    Class B-1 related Note Rate
       6.300000%
   2.   Class B-1 principal balance - beginning of period
  $99,303,000.00
   3.   Accrual convention
          30/360
   4.   Days in Interest Period
              32
   5.   Class B-1 interest due
     $521,340.75
   6.   Class B-1 interest paid
     $521,340.75
   7.   Class B-1 Interest Carryover Shortfall
           $0.00
   8.   Class B-1 unpaid interest with respect to the
           $0.00
        Distribution Date

C.  Calculation of Class B-1 principal balance
   1.  Class B-1 principal balance - beginning of period
  $99,303,000.00
   2.  Class B-1 principal - amount due
           $0.00
   3.  Class B-1 principal - amount paid
           $0.00
   4.  Class B-1 principal balance - end of period
  $99,303,000.00
   5.  Class B-1 Principal Carryover Shortfall
           $0.00
   6.  Class B-1 unpaid principal with respect to the
           $0.00
       Distribution Date
   7.  Class B-1 Notes as a percentage of the Pool Balance on
      14.811564%
       the Distribution Date
   8.  Class A and B-1 Notes as a percentage of the Pool Balance
      68.335898%
       on the Distribution Date

D.  Performance of Trust
   1.  Collected Funds
  $31,863,896.53

   2.  Delinquent  Balances
     (a)  1-29 Days Delinquent
  $27,008,000.00
          % Of  Receivables
       4.028385%
     (b)  30-59 Days Delinquent
  $10,000,000.00
          % Of  Receivables
       1.491553%
     (c)  60+ Days Delinquent
   $5,292,000.00
          % Of  Receivables
       0.789330%

   3.  Aggregate losses for Collection Period less Net
   $3,022,037.24
        Liquidation Proceeds

   4.  (a)  Base Servicing Fee paid on the Distribution Date
   $1,734,902.21
       (b)  Base Servicing Fee paid for the Distribution Date
     224.825535%
                per $1,000

   5.  Pool Balance on the Accounting Date
 $670,442,352.07

   6.  Reserve Account
        (a)  Targeted Reserve Account Balance
  $20,113,270.56
        (b)  Amount on deposit in the Reserve Account
  $20,113,270.56

   7.  Payments received under the Interest Rate Cap
           (a)  The notional amount of the Interest Rate Cap
 $223,832,000.00
           (b)  Current Libor
       5.000000%
           (c)  Cap Rate
       6.250000%
           (d)  Excess
              NA
           (e)  Day convention
      Actual/360
           (f)  Days in Interest Period
              32
           (g)  Payments received under the Interest Rate Cap
               0

   8.  (a)  Weighted Average Coupon (WAC)
      19.693600%
         (b)  Weighted Average Remaining Maturity (WAM)
              48


HOUSEHOLD AUTOMOBILE REVOLVING TRUST I
SERIES 1998-1

Collection Period
        06/30/99
Distribution Date
        07/19/99


CLASS B-2 NOTEHOLDER'S STATEMENT

A.   Information Regarding Distributions
   1.   Total distribution per $1,000
     41.35819113
   2.   Principal distribution per $1,000
     36.02485779
   3.   Interest distribution per $1,000
     5.333333333

B.  Calculation of Class B-2 Interest
   1.    Class B-2 related Note Rate
       6.400000%
   2.   Class B-2 principal balance - beginning of period
  $94,338,000.00
   3.   Accrual convention
          30/360
   4.   Days in Interest Period
              32

   4.   Class B-2 interest due
     $503,136.00
   5.   Class B-2 interest paid
     $503,136.00
   6.   Class B-2 Interest Carryover Shortfall
           $0.00
   7.   Class B-2 unpaid interest with respect to the
           $0.00
        Distribution Date

C.  Calculation of Class B-2 principal balance
   1.  Class B-2 principal balance - beginning of period
  $94,338,000.00
   2.  Class B-2 principal - amount due
   $3,398,513.03
   3.  Class B-2 principal - amount paid
   $3,398,513.03
   4.  Class B-2 principal balance - end of period
  $90,939,486.97
   5.  Class B-2 Principal Carryover Shortfall
           $0.00
   6.  Class B-2 unpaid principal with respect to the
           $0.00
       Distribution Date
   7.  Class B-1 Notes as a percentage of the Pool Balance on
      13.564102%
       the Distribution Date
   8.  Class A, B-1 and B-2 Notes as a percentage of the Pool
      81.900000%
       Balance on the Distribution Date

D.  Performance of Trust
   1.  Available Funds For Distribution Date
  $31,863,896.53

   2.  Delinquent  Balances
     (a)  1-29 Days Delinquent
  $27,008,000.00
          % Of  Receivables
       4.028385%
     (b)  30-59 Days Delinquent
  $10,000,000.00
          % Of  Receivables
       1.491553%
     (c)  60+ Days Delinquent
   $5,292,000.00
          % Of  Receivables
       0.789330%

   3.  Aggregate losses for Collection Period less Net
   $3,022,037.24
        Liquidation Proceeds

   4.  (a)  Base Servicing Fee paid on the Distribution Date
   $1,734,902.21
       (b)  Base Servicing Fee paid for the Distribution Date
     224.825535%
                per $1,000

   5.  Pool Balance on the Accounting Date
 $670,442,352.07

   6.  Reserve Account
        (a)  Targeted Reserve Account Balance
  $20,113,270.56
        (b)  Amount on deposit in the Reserve Account
  $20,113,270.56

   7.  Payments received under the Interest Rate Cap
           (a)  The notional amount of the Interest Rate Cap
 $223,832,000.00
           (b)  Current Libor
       5.000000%
           (c)  Cap Rate
       6.250000%
           (d)  Excess
              NA
           (e)  Day convention
      Actual/360
           (f)  Days in Interest Period
              32
           (g)  Payments received under the Interest Rate Cap
               0

   8.  (a)  Weighted Average Coupon (WAC)
      19.693600%
       (b)  Weighted Average Remaining Maturity (WAM)
              48